United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 18, 2025

SUNation Energy, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware

(State Or Other Jurisdiction Of Incorporation)

001-31588	41-0957999
(Commission File Number)	(I.R.S. Employer Identification No.)

171 Remington Boulevard Ronkonkoma, NY	11779
(Address of Principal Executive Offices)	(Zip Code)

(631) 750-9454

Registrant’s Telephone Number, Including Area Code

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $.05 per share	SUNE	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 18, 2025, SUNation Energy, Inc. (the “Company”) held an Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the four proposals described below. The proposals presented at the Annual Meeting are described in detail in the Definitive Proxy Statement filed with the Securities and Exchange Commission on November 24, 2025.

Of the 3,406,614 shares of Common Stock outstanding and entitled to vote at the Annual Meeting, 1,423,520, or 41.78%, of the outstanding and eligible shares, were present either in person or by proxy and entitled to vote on all proposals. Holders of Common Stock voted one vote per share on all matters properly brought before the Annual Meeting.

The results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal No. 1 – To vote for the election of Roger H.D. Lacey (the “Nominee”) to serve as the Class I director on the board of directors of the Company for a period of three years from the date of such election; the voting with respect to Proposal 1 was as follows:

Nominee	For	Withheld
Roger H.D. Lacey	410,823	2,826

Proposal No. 2 – To ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2025; the voting with respect to Proposal 2 was as follows:

For	Against	Abstain/Withheld
1,360,190	51,444	11,886

Proposal No. 3 – To approve amendments to the Company’s 2022 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance, the number of shares that can be issued as incentive stock options and to implement an evergreen provision for the purpose of setting the number of shares of common stock reserved for issuance thereunder to equal up to 5.0% of the total number of shares of our common stock outstanding on December 31 of the immediately preceding calendar year; the voting with respect to Proposal 3 was as follows:

For	Against	Abstain/Withheld
83,998	355,522	6,518

Proposal No. 4 – Proposal No. 4 – Approval to Adjourn the Meeting

The Company’s stockholders approved the one or more adjournments of the Annual Meeting to a later date or dates to solicit additional proxies if there are insufficient votes to approve any of the proposals at the time of the Annual Meeting; however, since a quorum was present for the transaction of business and there were sufficient shares voted to approve Proposals 1 and 2, and despite not having sufficient votes to approve Proposal 3, no adjournment vote was sought and Proposal 4 was not moved forward:

For	Against	Abstain/Withheld
1,005,394	405,257	12,869

SIGNATUREs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUNATION ENERGY, INC.

	By:	/s/ James Brennan
James Brennan
Chief Financial Officer

Date: December 19, 2025

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